Exhibit 10.7

FIRST AMENDMENT TO LOAN AGREEMENT

Dated as of February 28, 2007

Between

ART MORTGAGE BORROWER PROPCO 2006-2 LP.

and

ART MORTGAGE BORROWER OPCO 2006-2 L P.,

collectively, as Borrower

and

GERMAN AMERICAN CAPITAL CORPORATION

and

JPMORGAN CHASE BANK, N.A.,

collectively, as Lender

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of February 28, 2007 (the “Effective Date”), by and between GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street; 10th Floor, New York, New York 10005 (“GACC”), and JPMORGAN CHASE BANK, NA, a banking association chartered under the laws of the United States of America, having an address at 270 Park Avenue, New York, New York 10017-2014 (“JPM”, GACC and JPM, each a “Co-Lender” and, collectively, “Lender”), ART MORTGAGE BORROWER PROPCO 2006-2 L.F., a Delaware limited partnership (“Propco Borrower”), and ART MORTGAGE BORROWER OPCO 2006-2 L.P, a Delaware limited partnership (“Opco Borrower”, and together with Propco Borrower, individually or collectively as the context may require, “Borrower”), each having an address at 10 Glenlake Parkway, Suite 800, Atlanta, Georgia 30328 and AMERICOLD REALTY TRUST, a Maryland real estate investment trust (“Guarantor”).

W I T N E S S E T H:

WHEREAS, Lender and Borrower entered into a certain Loan Agreement (the “Loan Agreement”) dated as of December 8, 2006, pursuant to the terms of which, among other things, Lender agreed to make a loan (the “Loan”) to Borrower in the original principal amount of Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00), which Loan is evidenced in part by that certain Promissory Note A-1, of even date with the Loan Agreement made by Borrower to GACC in the original stated principal amount of Two Hundred Ten Million and No/100 Dollars ($210,000,000) (as the same may be amended, restated, replaced, supplemented, increases, extended, consolidated or otherwise modified from time to time, the “GACC Note”) and in part by that certain Promissory Note A-2, of even date with the Loan Agreement made by Borrower to JPM m the original stated principal amount of One Hundred Forty Million and No/100 Dollars ($140,000,000) (as the same may be amended, restated, replaced, supplemented, increases, extended, consolidated or otherwise modified from time to time, the “JPM Note”, and collectively with the GACC Note, the “Original Note”);

WHEREAS, the Original Note, the Loan Agreement and all other documents evidencing, securing or pertaining to the Loan, as the same may have been and may be further modified or amended from time to time, are collectively referred to herein as the “Loan Documents”;

WHEREAS, GACC and Borrower desire to split the GACC Note into two (2) promissory notes designated as Promissory Note A-1A, in the original stated principal amount of $180,000,000, and Promissory Note A-1B, in the original stated principal amount of $30,000,000; and in furtherance thereof are entering into this Amendment as of the date hereof;

WHEREAS, JPM and Borrower desire to split the JPM Note into three (3) promissory notes designated as Promissory Note A-2A, m the original stated principal amount of $70,000,000, Promissory Note A-2B, in the original stated principal amount of $35,000,000, and Promissory Note A-2C, in the original stated principal amount of $35,000,000 and in furtherance thereof are entering into this Amendment as of the date hereof for such purpose;

WHEREAS, Promissory Note A-1A and Promissory Note A-1B, together shall evidence the original GACC Note and Promissory Note A-2A, Promissory Note A-2B and Promissory Note A-2C together shall evidence the original JPM Note;

WHEREAS, in connection herewith, Borrower, Guarantor and Lender have requested the other to further amend certain terms of the Loan Agreement as more particularly set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

I.                                         DEFINITIONS

Section 1.1.                                Loan Agreement Definitions, The following definitions set forth in Section 1,1 of the Loan Agreement are hereby deleted in their entirety and replaced with the meanings set forth below:

“Note” shall mean, collectively, (a) Promissory Note A-lA, (b) Promissory Note A-1B, (c) Promissory Note A-2A, (d) Promissory Note A-2B and (e) Promissory Note A-2C and, if applicable, the Defeased Note and the Undefeased Note, in each case as the same may be amended, restated, replaced, supplemented, increased, extended, consolidated or otherwise modified from time to time.

“GACC Note” shall mean, collectively, (a) Promissory Note A-1A and (b) Promissory Note A-1B.

“JPM Note” shall mean, collectively, (a) Promissory Note A-2A, (b) Promissory Note A-2B and (c) Promissory Note A-2C.

Section 1.2.                                Loan Agreement Definitions. The following definitions are herby added to Section Ii of the Loan Agreement:

“Note A-1A” shall mean, that certain Promissory Note A-1A of even date herewith m the original stated principal amount of One Hundred Eighty Million and No/100 Dollars ($180,000,000.00), made by Borrower in favor of GACC, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time;

“Note A-1B” shall mean, that certain Promissory Note A-1B of even date herewith in the original stated principal amount of Thirty Million and No/100 Dollars ($30,000,000.00), made by Borrower m favor of GACC, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time;

“Note A-2A” shall mean, that certain Promissory Note A-2A of even date herewith in the original stated principal amount of Seventy Million and No/100 Dollars ($70,000,000.00), made by Borrower in favor of JPM, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Note A-2B” shall mean, that certain Promissory Note A-2B of even date herewith in the original stated principal amount of Thirty Five Million and. No/100 Dollars ($35,000,000.00), made by Borrower in favor of JPM, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Note A-2C” shall mean, that certain Promissory Note A-2C of even date herewith in the original stated principal amount of Thirty Five Million and No/100 Dollars ($35,000,000.00), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

II.                                     REAFFIRMATION OF GUARANTIES

Section 2.1.                                In connection with this Amendment, Guarantor hereby:

(i)                                     Consents to and acknowledges this Amendment and acknowledges and agrees that any and all documents entered into in connection with the Amendment hereto do not and shall not impair, reduce or adversely affect the obligations of Guarantor under the Guaranty of Recourse Obligations (“Guaranty”) and the Environmental Indemnity.

(ii)                                  Acknowledges that the Guaranty and the Environmental Indemnity and the obligations of Guarantor contained in the Guaranty and the Environmental Indemnity are continuing and in full force and effect.

(iii)                               Acknowledges that this reaffirmation of the Guaranty and the Environmental Indemnity is for the benefit of Lender.

III.                                 MISCELLANEOUS

Section 3.1.                                Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Loan Agreement shall be and remain in full force and effect.

Section 3.2.                                All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified and amended.

Section 3.3.                                Unless otherwise defined in this Amendment, terms defined in the Loan Agreement or in any of the other Loan Documents shall have their defined meanings when used herein.

Section 3.4.                                This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

Section 3.5.                                This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

Section 3.6                                   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to principles of conflict of laws) and any applicable 11w of the United States of America.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

LENDER:

GERMAN CAPITAL CORPORATION, a
Maryland corporation

By:	/s/ Jeffrey E. Paige
Name: Jeffrey E. Paige
Title: Vice President

By:	/s/ John Beacham
Name: John Beacham
Title: Vice President

JPMORGAN CHASE BANK, N.A.
a national banking association

By:	/s/ Micah Goodman
Name: Micah Goodman
Title: Vice President

[SIGNATURES CONTINUED ON THE NEXT PAGE]

BORROWER:

ART MORTGAGE BORROWER PROPCO
2006-2 L.P.,
a Delaware limited partnership

By:	ART MORTGAGE BORROWER
PROPCO GP 2006-2 LLC, a
Delaware limited liability company,
its general partner

	By:	ART FIRST MEZZANINE
BORROWER PROPCO
2006-2 L P , a Delaware
limited partnership, its sole
equity member

		By:	ART FIRST MEZZANINE
BORROWER PROPCO GP
2006-2 LLC, a Delaware
limited liability company, its
general partner

			By:	AMERICOLD
REALTY TRUST, a
Maryland real estate
investment trust, its
sole equity member

			By:	/s/ Neal Rider
Name: Neal Rider
Title: President

ART MORTGAGE BORROWER OPCO
2006-2 L.P.,
a Delaware limited partnership

By:	ART MORTGAGE BORROWER
OPCO GP 2006-2 LLC, a
Delaware limited liability company,
its general partner

	By:	ART FIRST MEZZANINE
BORROWER OPCO
2006-2 L P , a Delaware
limited partnership, its sole
equity member

		By:	ART FIRST MEZZANINE
BORROWER OPCO GP
2006-2 LLC, a Delaware
limited liability company, its
general partner

			By:	AMERICOLD
REALTY TRUST, a
Maryland real estate
investment trust, its
sole equity member

			By:	/s/ Neal Rider
Name: Neal Rider
Title: President

GUARANTOR:

AMERICOLD REALTY TRUST,
a Maryland real estate investment trust

By:	/s/ Neal Rider
Name: Neal Rider
Title: President